                                                                   Exhibit 99.20

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 FEBRUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-10

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

Class 10-A1 ...   $   14.28026632             Class 10-M ....   $    3.37521855
                  ---------------                               ---------------
Class 10-A2 ...   $    0.00000000             Class 10-B1 ...   $    3.37521600
                  ---------------                               ---------------
Class 10-A3 ...   $    0.00000000             Class 10-B2 ...   $    3.37521600
                  ---------------                               ---------------
Class 10-A4 ...   $    8.13995544             Class 10-B3 ...   $    3.37522202
                  ---------------                               ---------------
Class 10-A5 ...   $    0.00000000             Class 10-B4 ...   $    3.37520767
                  ---------------                               ---------------
Class 10-PO ...   $    4.15285408             Class 10-B5 ...   $    3.37524860
                  ---------------                               ---------------
                                              Class 10-R ....   $    0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 10-A1 ...   $    7.02360224             Class 10-M ....   $    0.00000000
                  ---------------                               ---------------
Class 10-A2 ...   $    0.00000000             Class 10-B1 ...   $    0.00000000
                  ---------------                               ---------------
Class 10-A3 ...   $    0.00000000             Class 10-B2 ...   $    0.00000000

                  ---------------                               ---------------
Class 10-A4 ...   $    4.00355343             Class 10-B3 ...   $    0.00000000
                  ---------------                               ---------------
Class 10-A5 ...   $    0.00000000             Class 10-B4 ...   $    0.00000000
                  ---------------                               ---------------
Class 10-PO ...   $    2.04253860             Class 10-B5 ...   $    0.00000000
                  ---------------                               ---------------
                                              Class 10-R ....   $    0.00000000
                                                                ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 10-A1 ...   $    5.06757699             Class 10-B1 ...   $    5.47872000
                  ---------------                               ---------------
Class 10-A2 ...   $    5.62500000             Class 10-B2 ...   $    5.47872000
                  ---------------                               ---------------
Class 10-A3 ...   $    5.62500034             Class 10-B3 ...   $    5.47872114
                  ---------------                               ---------------
Class 10-A4 ...   $    5.30857170             Class 10-B4 ...   $    5.47872204
                  ---------------                               ---------------
Class 10-A5 ...   $    5.37637121             Class 10-B5 ...   $    5.47871720
                  ---------------                               ---------------
Class 10-PO ...   $    0.00000000             Class 10-S ....   $    4.18783858
                  ---------------                               ---------------
Class 10-M ....   $    5.47872601             Class 10-R ....   $    5.60000000
                  ---------------                               ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          18,975.98
                                                                ---------------

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $117,885,354.96
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................                396
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance    Certificate Balance
                                       -----------------    -------------------

                    Class 10-A1 ...      $ 37,685,882.12               886.62
                                         ---------------      ---------------
                    Class 10-A2 ...      $ 22,370,000.00             1,000.00
                                         ---------------      ---------------
                    Class 10-A3 ...      $ 14,511,000.00             1,000.00
                                         ---------------      ---------------
                    Class 10-A4 ...      $ 19,736,611.88               935.61
                                         ---------------      ---------------
                    Class 10-A5 ...      $ 18,806,307.73               955.80
                                         ---------------      ---------------
                    Class 10-PO ...      $    526,152.44               962.38
                                         ---------------      ---------------
                    Class 10-M ....      $  1,820,884.05               970.62
                                         ---------------      ---------------
                    Class 10-B1 ...      $    606,637.81               970.62
                                         ---------------      ---------------
                    Class 10-B2 ...      $    606,637.81               970.62
                                         ---------------      ---------------
                    Class 10-B3 ...      $    546,459.35               970.62
                                         ---------------      ---------------
                    Class 10-B4 ...      $    303,804.22               970.62
                                         ---------------      ---------------
                    Class 10-B5 ...      $    364,877.55               970.62
                                         ---------------      ---------------
                    Class 10-S ....      $104,004,382.20             1,000.00
                                         ---------------      ---------------
                    Class 10-R ....      $        100.00                 0.00
                                         ---------------      ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal

          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

         (a)  delinquent
            (1)  30-59 days
             Number                 2       Principal Balance   $    486,956.37
                      ---------------                           ---------------
            (2)  60-89 days
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------
            (3)  90 days or more
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

         (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 10-S: ...............          0.599728%
                                            ---------------

     xi)  The Senior Percentage for such Distribution Date;           96.391045%
                                                                ---------------

          The Junior Percentage for such Distribution Date;            3.608955%
                                                                ---------------

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                ---------------